Table of Contents

   USAA Family of Funds                                            1
   Message from the President                                      2
   Investment Review:
      California Bond Fund                                         4
      California Money Market Fund                                10
   Financial Information:
      Independent Auditors' Report                                13
      Statements of Assets and Liabilities                        14
      Portfolios of Investments in Securities:
         California Bond Fund                                     16
         California Money Market Fund                             20
      Notes to Portfolios of Investments                          24
      Statements of Operations                                    25
      Statements of Changes in Net Assets                         26
      Notes to Financial Statements                               27



                            Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "sreamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to: USAA

                  Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund  Representative at 1-800-531-8448  during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA California Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright) 1997, USAA. All rights reserved.



USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of March 31, 1997.



                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
  Capital Appreciation
========================================================================================================
  Aggressive Growth                     10/19/81       -5.70        11.02          8.98           -
  Emerging Markets(1)                    11/7/94       12.86         -             -              8.14
  Gold(1)                                8/15/84      -24.30         6.19         -4.11           -
  Growth                                  4/5/71       10.96        14.37         10.98           -
  Growth & Income                         6/1/93       17.96         -             -             15.82
  International(1)                       7/11/88       15.64        14.34          -             10.77
  S&P 500 Index(4)                        5/1/96        -            -             -             19.78+
  World Growth(1)                        10/1/92       14.38         -             -             13.53

  Asset Allocation
==================
  Balanced Strategy(1)                    9/1/95       12.87         -             -             11.35
  Cornerstone Strategy(1)                8/15/84       13.36        13.32          8.63           -
  Growth and Tax Strategy(2)**           1/11/89        8.57        10.08          -              9.71
  Growth Strategy(1)                      9/1/95       11.02         -             -             16.09
  Income Strategy                         9/1/95        7.17         -             -              7.36

  Income-Taxable
================
  GNMA                                    2/1/91        5.59         6.94          -              7.35
  Income                                  3/4/74        4.53         7.49          8.79           -
  Income Stock                            5/4/87       14.01        13.16          -             12.49
  Short-Term Bond                         6/1/93        6.73         -             -              5.45

  Income - Tax Exempt
=====================
  Long-Term(2)**                         3/19/82        6.51         6.80          7.04           -
  Intermediate-Term(2)**                 3/19/82        5.80         6.82          6.92           -
  Short-Term(2)**                        3/19/82        4.70         4.85          5.38           -
  California Bond(2)**                    8/1/89        6.60         7.06          -              7.32
  Florida Tax-Free Income(2)**           10/1/93        6.51         -             -              3.45
  New York Bond(2)**                    10/15/90        5.89         6.60          -              8.03
  Texas Tax-Free Income(2)**              8/1/94        7.06         -             -              8.32
  Virginia Bond(2)a**                   10/15/90        5.82         7.01          -              7.80

  Money Market
==============
  Money Market(3)                         2/2/81        5.21         4.41          5.82           -
  Tax Exempt Money Market(2,3)**          2/6/84        3.30         3.03          4.18           -
  Treasury Money Market Trust(3)          2/1/91        5.07         4.20          -              4.35
  California Money Market(2,3)**          8/1/89        3.23         2.93          -              3.62
  Florida Tax-Free Money Market(2,3)**   10/1/93        3.20         -             -              3.01
  New York Money Market(2,3)**          10/15/90        3.16         2.80          -              3.07
  Texas Tax-Free Money Market(2,3)**      8/1/94        3.22         -             -              3.30
  Virginia Money Market(2,3)**          10/15/90        3.14         2.85          -              3.19


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.


1 Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
2 Some income may be subject to state or local taxes or the federal alterna-tive minimum tax.
3 An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
4 S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.
* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Cumulative total return since inception, including account maintenance fee.


Message from the President

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the
 Board appears here]

At the most recent USAA Strategic Planning Conference, we spent much of our time discussing USAA's Mission and how to accomplish it in today's world. Our Mission has three main elements:

        +We want to facilitate the financial security of those whom we serve.

        +We seek to do this with highly competitive products and services.

        +In so doing, we want to be the provider of choice to the military community.

One evening I sat down and considered each of these separately. Perhaps the most interesting outcome was my thoughts on financial security. What does that mean to those who make up the USAA family?

I set down these  elements:

        +Housing  and caring for a family
        +Pursuing a rewarding career
        +Providing for children's educations
        +Providing proper medical care
        +Protecting the family against accidents and emergencies
        +Providing for a comfortable  retirement
        +Perhaps providing comfort to aging parents
        +Creating an estate plan that will serve well those who survive you +Enjoying life

The last point struck me especially.

Financial planning almost always focuses on the very serious reasons to save and invest. But there needs to be a balance in people's lives. Here I have learned a valuable lesson from my wife, Jutta. She has special china and silver. However, she has always said, "Nothing is stored away in cabinets. I use it as often as I can. These things are meant to be enjoyed."

This philosophy meshed very well with my ideas on saving. Here too I have urged balance. You must save for the future, but you must not strangle on that saving. You should use plans like 401(k)s and IRAs, but you should also set something aside for now. That means saving in accounts that are not tax-sheltered, and that means looking at vehicles like tax-exempt bond and money market funds. They can perform the job of controlling overall portfolio risk, just as they would in an IRA by combining equity and taxable bond funds. In this case, they are valuable tools in helping your after-tax return while you enjoy life, the most pleasant outcome of financial planning.

Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



                            USAA Funds Rated 5 Stars
                             on Overall Performance

Five-star ratings for overall risk-adjusted performance have been awarded by Morningstar for USAA Funds as of March 31, 1997.*

USAA Tax Exempt Intermediate-Term Fund & USAA Tax Exempt Short-Term Fund were rated 5 Stars overall among 1,751, 1,237, 601, and 267 municipal bond funds for the 1-,3-,5-, and 10-year periods, respectively.

USAA Growth & Income Fund was rated 5 Stars for the 3-year period and 4 Stars for the 1-year period among 1,919 and 3,048 domestic equity funds, respectively.

USAA International Fund was rated 5 Stars for the 5-year period and 4 Stars for the 1- and 3-year periods overall and among 219, 939, and 478 international equity funds, respectively.

*Morningstar proprietary ratings reflect historical risk-adjusted performance through March, 31 1997. The ratings are subject to change monthly. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. Ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.


                             Investment Review

CALIFORNIA BOND FUND

OBJECTIVE: Provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade California tax-exempt securities.
                                                3/31/96            3/31/97
   Net Assets............................   $409.2 Million      $440.2 Million
   Net Asset Value Per Share.............       $10.43              $10.50

   Average Annual Total Returns as of 3/31/97
   1 Year...........................................................    6.60%
   5 Years..........................................................    7.06%
   Since inception on August 1, 1989................................    7.32%
   30-Day SEC Yield* on March 31, 1997..............................    5.49%

   *Calculated as prescribed by the Securities and Exchange Commission.


A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 8/1/89 to 3/31/97, with dividends and capital gains reinvested. The ending values for the items graphed are:

Lehman Brothers Muni. Bond Index                   $17,486
USAA California Bond Fund                           17,195
Lipper California Municipal Debt Funds Average      16,602

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper California Municipal Debt Funds Average is the average performance level of all California Municipal Debt Funds, as computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.

Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                               Message from the Manager

[A photograph of Robert R. Pariseau, CFA appears here]

The Envy of the World
Since 1983, the United States economy has enjoyed impressive, but not spectacular, growth with steadily rising employment, relatively low inflation and only one short recession in these 14 years. Using conventional wisdom from the 1970's and early 1980's, an economist would expect such sustained growth to strain production capacity and trigger higher prices. However, since 1991, inflation has been consistently below 3.5%, as measured by the Consumer Price Index.

Has inflation been tamed? My first boss at USAA, Harry Miller, Senior Vice President for Equity Investments, taught me that the four most dangerous words in investing are - "it's different this time." Fixed income investors demand higher interest rates when the inflation rate accelerates, because their future interest payments will have less purchasing power. Since bond prices fall when interest rates rise, the bond market reacts negatively to the threat of higher inflation.

What Is Different This Time?
Compared to earlier decades, quite different factors now influence the many pieces of the economic puzzle. For example: Have computer technology and just-in-time manufacturing increased productivity and smoothed economic cycles? Are workers and managers too concerned about job security and benefits to demand a raise? Have manufacturers lost pricing power to global competitors? Has the threat of reform tamed the excessive growth in healthcare costs? Will the new fiscal conservatism prevail in Congress? Finally, will these factors continue to dampen inflationary pressures; or, are they temporary in nature?

A Preemptive Move
Chairman Greenspan and the Federal Reserve Board (the "Fed") grappled with these issues over the last year. Their dilemma - although economic statistics still indicated benign inflation, economic growth has been vibrant. After concluding it was too risky to wait for inflation to accelerate, the Fed raised the federal funds rate on March 25 by .25% to 5.50%. This was the first increase since February 1995. Inflation won't have a free ride on their watch! As the adage goes, the Fed's job is to remove the punch bowl just before the party really gets going. I believe the Fed hopes that a preemptive rate increase now would slow the economy, restrain inflation, and eliminate the need for a more forceful response later.

Portfolio Strategy
What should investors do? For many investors, a diversified portfolio of stocks, bonds, and cash equivalents (money market or short-term bond funds) gives them the confidence to endure the bumps in the road. As I have said in the past, no one has yet proven that they can consistently predict the future of interest rates. Rather than chasing the market, I follow a strategy of generating maximum tax-exempt income that potentially should produce the best after-tax total return over a 3-5 year investment horizon. Since I tend to focus on maturities 20 years or longer, this Fund will generally be more volatile than a fund with a shorter average maturity. Potentially, investors should be rewarded over time with higher tax-free income and the volatility, both up and down, typically evens out.

The following table demonstrates that the tax-free dividend return is the largest component of total return which we believe is the primary rationale for owning a tax-exempt fund. Notice that over increasingly longer investment horizons, price volatility generally has a diminishing impact on total return. In the graphs below, notice again the significance of dividend return to total return and that annual price changes sometime offset one another - but only over multi-year investment horizons!


                         Average Annual Compounded Returns
         With Reinvestment of Dividends - Periods Ending March 31, 1997


                Total                   Dividend                Price
               Returns    Equals         Return       Plus      Change
    Since
   8/1/89       7.32%       =             6.29%         +        1.03%
  5 Years       7.06%       =             5.97%         +        1.09%
  1 Year        6.60%       =             5.93%         +         .67%


A graph is located here showing the annual total returns of the USAA California Bond Fund for the 7-year period ended March 31, 1997.
The values are:

1991     1992      1993      1994     1995     1996     1997
9.46     9.52     12.56     0.31%     6.89%    9.35%    6.60

A graph is located here showing the compounded dividend returns of the USAA California Bond Fund for the 7-year period ended March 31, 1997. the values are:

1991     1992     1993     1994     1995     1996     1997
7.10     6.81     6.51     5.15     6.19     6.08     5.93


A graph is located here showing the change in share price of the USAA California Bond Fund for the 7-year period ended March 31, 1997. The values are:

1991     1992     1993      1994     1995     1996     1997
2.36     2.71     6.05     -4.84     0.70     3.27     0.67


Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Focus on Healthcare
You may notice that healthcare-related bonds are the largest "industry" segment for this Fund. I actively seek healthcare providers with certain credit characteristics. Typically, they yield more because of the uncertainty of healthcare reform and excess capacity in some markets. I believe we have picked the winners. Healthcare has been and will continue to be an essential service. Those providers with dominant market share, solidly profitable operations, and talented management will not just survive, but thrive in a more competitive environment.

Bond Selection
You may be interested to know what isn't in the Fund. The Fund currently owns no lease revenue bonds that rely upon a local municipality, such as a city or county, to appropriate annually the debt service from their General Fund. Unless extenuating circumstances exist, an analyst cannot confidently predict debt service payments that depend upon the actions of an elected governmental body five or ten years into the future.

Since considerable public controversy typically embroils sports stadium financing, I tend to avoid these bonds also. As I have said before, I do not buy exotic derivatives, futures contracts, or bonds subject to the alternative minimum tax (AMT).

Interest Rates
Interest rates on the 30-year U.S. Treasury Bond(1) (the "Long Bond") began the reporting period at 6.67% on March 29, 1996. Over the next seven months, rates traded nervously in a choppy range from 6.60% to 7.19%, falling to a fiscal year low of 6.35% in November 1996. In December, Long Bond rates began an upward trend closing the year at 7.10% on March 31, 1997. The yield on the Bond Buyer 40-Bond Index (BBI40), the industry standard for long-term, investment-grade municipal bonds, behaved similarly. The BBI40 began the one-year period at 5.96% on March 29, 1996, but closed slightly lower at 5.95% on March 31, 1997.

Your Fund's Performance
Your Fund's net asset value per share increased by $.07, or .67%, since March 31, 1996. The Fund's performance compared very favorably to its peer group. While past performance is no guarantee of future results, the Fund's dividend distribution yield(2) for the past 12 months was 5.77%, as compared to Lipper's California Municipal Debt Funds average of 5.05% for the 99 funds in the category.(3) For the same period, the Fund's total return(4) was 6.60%, compared to the Lipper average of 5.23%.

(1) The 30-year Treasury Bond is generally considered the benchmark for long-term interest rates in the U.S.
(2) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions.
(3) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.
(4) Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions.


A graph is located here comparing the 12-month dividend yield of the USAA California Bond Fund and the Lipper California Municipal Debt Funds Average from 3/31/91 to 3/31/97. The vertical axis shows the yield and the horizontal axis shows the time period.
The values are:

USAA Calif.
  Bond Fund         6.60    6.40     5.80     5.80     5.80    5.70     5.80

Lipper. Calif.
  Muni. Debt
  Funds Avg.        6.60    6.40     5.70     5.70     5.50    5.20     5.10

The Lipper California Municipal Debt Funds Average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 3/31/91 to 3/31/97.

The State of California
After a severe recession, California's diverse economy has been steadily recovering since 1994. The State eliminated its accumulated general fund deficit in fiscal year 1995-96 after peaking at $3.31 billion in June 1992. Reflecting this improved financial performance, the State received two credit rating upgrades in 1996. Fitch Investor's Service upgraded the State's general obligation bond rating to "A+" in February 1996 and Standard & Poor's followed with an "A+" in July. Moody's maintained their "A1."

The current economic outlook remains bright. California's unemployment rate declined significantly to 6.8% in January 1997 from 7.6% a year earlier.
However, the State still lags the nation's rate of 5.4% as of January 1997. While finances have improved with the economic upturn, fiscal and structural pressures complicate the State's effort to maintain a balanced budget. Revised fiscal 1997 estimates now project a modest operating deficit of $38 million, down from an original projection of a $392 million surplus.

We closely monitor statewide ballot initiatives because of their potential impact on our holdings. Partly because we have avoided lease revenue bonds in the past, we own no securities that are directly vulnerable to Proposition 218, commonly known as the "Right to Vote on Taxes Act."

The table below compares the yield of the USAA California Bond Fund with a taxable equivalent investment.

To Match the California Bond Fund's Closing 30-Day SEC Yield of 5.49% and:

                                      Assuming a California State Tax Rate of:
                                       8.00%       9.30%      9.30%      9.30%

                                         And a Marginal Federal Tax Rate of:
                                         28%         31%        36%      39.6%

A Fully Taxable Investment Must Pay:   8.29%       8.77%      9.46%      10.02%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.

A pie chart is shown here depicting the Portfolio Ratings/Mix as of March 31, 1997 for the California Bond Fund to be:
AAA - 27%, AA - 17%, A - 28%, BBB - 26% and Cash Equivalents - 2%.

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 2.0% and .6% respectively, of the Fund's investments.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 16 for a complete listing of the Portfolio of Investments in Securities.


                         Investment Review


CALIFORNIA MONEY MARKET FUND
OBJECTIVE: Provide California investors with a high level of current interest income that is exempt from federal and California state income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality California tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.
                                                 3/31/96             3/31/97
  Net Assets.............................    $296.3  Million      $341.1 Million
  Net Asset Value Per Share..............        $1.00                $1.00

  Average Annual Total Returns as of 3/31/97
  1 Year..............................................................   3.23%
  5 Years.............................................................   2.93%
  Since inception on August 1, 1989...................................   3.62%
  7-Day Simple Yield on March 31, 1997................................   3.11%

A graph is shown here comparing the 7-day yield of the USAA California Money Market Fund and the IBC/Donoghue's State Specific SB & GP (Tax-Free):
California from 3/96 to 3/97. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 3/25/97, for the USAA California Money Market Fund is 3.01% and the ending value for the IBC Donoghue's State Specific SB & GP (Tax-Free): California is 2.63%.

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): California Money Funds, an average of all major money market fund yields.


                            Message from the Manager

[A photograph of John C. Bonnell, CFA appears here]

Interest Rates
The short-term debt markets are heavily influenced by actions taken, or not taken by the Federal Reserve (the Fed). After lowering the federal funds rate (the rate banks charge each other for overnight loans) .25% on January 31, 1996, the Fed maintained a stable policy for the remainder of 1996. However, an exceptionally strong jobs report in February 1996 was the first of many signs that the economy was growing much faster than originally anticipated. These strong economic indicators and statistics were perceived by many to have the potential of producing inflation. On March 25, 1997, the Fed announced it was increasing the federal funds rate .25% in an attempt to prevent inflation before it became a problem. It is still unclear (as it always is) whether this will be a single move, or one of a series of rate hikes. The volatility in short-term rates is illustrated by the one-year Treasury bill rate which increased more than 1.0% between February and July 1996, before falling approximately .5% by the end of 1996. The first quarter of 1997 brought higher rates once again with the one-year Treasury bill increasing .5% to end the quarter at 6.0%, the highest since May 22, 1995.

Strategy
We strive to meet the Fund's objective in any prevailing interest rate environment. This is done in part by maintaining a mix of fixed rate securities and variable rate securities in the Fund. Fixed rate securities lock in rates for a given period of time, and help stabilize the Fund's yield during the periods when there is a large amount of cash in the market relative to supply. Variable rate securities pay interest that adjusts periodically to prevailing market conditions, and also provide liquidity necessary to take advantage of higher yielding securities when opportunities arise. Maintaining an appropriate mix of different types of securities and conducting internal credit research combine to provide a highly competitive return. As part of our stringent selection criteria, we strive to ensure all purchases are the best relative value in the market at any given time.

Performance
While past performance is no guarantee of future results, for the 12 months ending March 31, 1997, your Fund ranked 2 out of 43 California Money Market Funds according to IBC Financial Data, Inc.(1) The Fund's compounded dividend yield was 3.23%, while the average for the category over the same time period was 2.85%.

(1) IBC Financial Data, Inc. provides independent analyses of trends in the financial services and investing industries, with particular concentration on money market funds.

California
After suffering a severe recession, California's broad and diverse economy has been on a steady recovery since early 1994. Financial results benefited from this improvement as evidenced by the State's elimination of its accumulated General Fund deficit in fiscal 1995-96. Reflecting this, the state received two bond rating upgrades in 1996. Fitch Investor's Service upgraded the State's general obligation bond rating to "A+" from "A" in February 1996, and S&P upgraded to "A+" from "A" in July 1996. The current economic outlook remains good. According to the Bureau of Labor Statistics, California's seasonally adjusted unemployment rate improved to 6.8% in January 1997 from 7.6% in January 1996. While finances have improved with the cyclical economic upturn, fiscal and structural pressures continue to hinder state efforts to maintain financial stability. Revised fiscal 1997 estimates now project a modest deficit of $38 million, down from an original budget projection of a $392 million operating surplus. We continue to closely monitor not only financial issues, but also various legislative actions that may ultimately have an impact on the relative attractiveness of California municipal securities. As always, we analyze each issue on a case by case basis and remain very selective when investing fund assets.


A graph is here showing the growth of $10,000, from 8/1/89 to 3/31/97, invested in the USAA California Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $13,140.

Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

An investment in this Fund is neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will maintain a stable net asset value of $1 per share.

See page 20 for a complete listing of the Portfolio of Investments in Securities.


                         Independent Auditors' Report

The Shareholders and Board of Directors
USAA Tax Exempt Fund, Inc.:

We have audited the accompanying statements of assets and liabilities and portfolios of investments in securities of the California Bond and California Money Market Funds, separate Funds of USAA Tax Exempt Fund, Inc., as of March 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information presented in note 7 to the financial statements for each of the years in the five-year period then ended. These financial statements and the financial highlights information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights information referred to above present fairly, in all material respects, the financial position of the California Bond and California Money Market Funds, separate Funds of USAA Tax Exempt Fund, Inc., as of March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights information for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                       KPMG PEAT MARWICK LLP


San Antonio, Texas
May 9, 1997

Statements of Assets and Liabilities
(In Thousands)

March 31, 1997

                                                                                           California
                                                                        California        Money Market
                                                                         Bond Fund            Fund
                                                                         ---------            ----
Assets
   Investments in securities, at market value
      (identified cost of $427,394 and $337,501, respectively)           $ 444,415         $  337,501
   Cash                                                                        625              2,272
   Receivables:
      Capital shares sold                                                       37                645
      Interest                                                               7,048              3,160
                                                                         ---------         ----------
         Total assets                                                      452,125            343,578
                                                                         ---------         ----------
Liabilities
   Securities purchased                                                     10,186                 -
   Capital shares redeemed                                                     877              2,214
   USAA Investment Management Company                                          120                 92
   USAA Transfer Agency Company                                                 18                 16
   Accounts payable and accrued expenses                                        55                 70
   Dividends on capital shares                                                 638                 58
                                                                         ---------         ----------
         Total liabilities                                                  11,894              2,450
                                                                         ---------         ----------
            Net assets applicable to capital shares outstanding          $ 440,231         $  341,128
                                                                         =========         ==========
Represented by:
   Paid-in capital                                                       $ 427,221         $  341,128
   Accumulated net realized loss on investments                             (4,011)                -
   Net unrealized appreciation of investments                               17,021                 -
                                                                         ---------         ----------
            Net assets applicable to capital shares outstanding          $ 440,231         $  341,128
                                                                         =========         ==========
   Capital shares outstanding                                               41,926            341,128
                                                                         =========         ==========
   Net asset value, redemption price, and offering price per share       $   10.50         $     1.00
                                                                         =========         ==========


See accompanying notes to financial statements.


Categories & Definitions
Portfolios of Investments in Securities

March 31, 1997



Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.


California Bond Fund
Portfolio of Investments in Securities
(In Thousands)

March 31, 1997


  Principal                                                        Coupon      Final          Market
   Amount                    Security                               Rate     Maturity          Value
   ------                    --------                               ----     --------          -----

                                                    Fixed Rate Instruments (98.7%)
               California (93.1%)
  $  5,225     Alameda Housing Auth. MFH RB, Series 1989A          7.50 %      2/20/31      $   5,350
               Anaheim Public Financing Auth. RB,
    15,865        Series 1997C (CRE)                               5.98 (d)    9/01/23          3,204
    14,385        Series 1997C (CRE)                               6.00 (d)    9/01/24          2,734
    30,000     Central Valley Cogeneration Financing Auth. RB      6.20        7/01/20         30,016 (c)
     7,175     Contra Costa Water District RB, Series D (CRE)      6.38       10/01/22          7,467
    11,000     Department of Water Resources RB, Series K          6.00       12/01/21         10,985
     5,000     Desert Hospital District COP (CRE)                  6.39        7/28/20          5,129
               Educational Facilities Auth. RB,
     9,500        Series 1991 (CRE)                                7.15        5/01/21(a)      10,537
     5,000        Series 1992                                      6.00        2/15/17          5,025
     1,775        Series 1992                                      6.88        9/01/22          1,867
     8,990        Series 1992                                      6.50       10/01/22          9,225
     9,000        Series 1994 (CRE)                                6.20        5/01/21          9,181
     8,015        Series 1995                                      6.00       10/01/25          7,844
     8,050        Series 1995A                                     5.60       12/01/20          7,548
     2,435     Fresno COP                                          8.50        5/01/16          2,496
               Health Facilities Financing Auth. RB,
     8,000        Series 1990                                      7.50       10/01/10(a)       8,869
     6,500        Series 1990A (CRE)                               7.70        9/01/10          7,076
    35,000        Series 1990A                                     6.50       12/01/20         36,749
    11,500        Series 1991 (CRE)                                6.75        6/01/21         11,956
     3,175        Series 1992A (CRE)                               6.38       10/01/22          3,304
     2,000        Series 1994 (CRE)                                6.50        9/01/14          2,064
     5,000        Series 1994A                                     6.63        7/01/18          5,240
     4,180     Hollister Joint Powers Financing Auth. RB           5.90       12/01/23          3,894
               Housing Finance Agency Home Mortgage RB,
       960        Series 1988F                                     7.88        8/01/19            990
    10,310        Series 1991F                                     6.85        8/01/17         10,765
     5,990        Series 1994A                                     6.55        8/01/26          6,200
     3,000     Housing Finance Agency MFH RB,
                  Series 1996A (CRE)                               6.05        8/01/27          3,007
     5,455     Imperial Beach MFH RB, Series 1995A                 6.45        9/01/25          5,587
     5,000     Metropolitan Water District RB                      5.50        7/01/19          4,689
    12,000     Modesto Irrigation District RB,
                  Series 1992A (CRE)                               6.13        9/01/19         12,231
     3,000     Mojave Water Agency Improvement District GO         6.60        9/01/22(a)       3,311
    10,975     New Haven Unified School District GO,
                  Series 1997A (CRE)                               6.10 (d)    8/01/21          2,456
    11,100     Pleasanton Joint Powers Financing Auth. RB,
                  Series 1993A                                     6.15        9/02/12         11,150
               Sacramento Cogeneration Auth. RB,
     3,700        Series 1995                                      5.88        7/01/15          3,577
     6,500        Series 1995                                      6.50        7/01/21          6,621
     6,000        Series 1995                                      6.00        7/01/22          5,773
     6,130     Sacramento Municipal Utility District
                  Electric RB, Series 1987R                        6.00        2/01/15          6,044
     7,040     San Diego MFH RB, Series 1995A                      6.45        5/01/25          7,191
    13,500     San Joaquin Hills Transportation Corridor
                  Agency Senior Lien RB                            6.75        1/01/32         14,033
    32,035     San Joaquin Hills Transportation Corridor
                  Agency Senior Lien RB                            5.00        1/01/33         26,531
    11,320     San Mateo Sewer RB, Series 1992 (CRE)               6.30        8/01/17         11,790
    12,455     Southern California Public Power Auth. RB,
                  Series 1989 (CRE)                                6.00        7/01/18         12,424
               Statewide Communities Development Auth. COP,
    13,500        Huntington Memorial Hospital (CRE)               5.80        7/01/26         13,129
     5,420        Lutheran Homes (CRE)                             5.75       11/15/21          5,206
     4,000        Series 1996A (CRE)                               5.50        9/01/14          3,777
               Univ. of California RB,
    12,000        Series 1991A                                     6.88        9/01/16(a)      13,372
     4,000        Series 1996 (CRE)                                5.75        7/01/24          3,892
               Washington Township Hospital RB,
     7,000        Series 1993                                      5.50        7/01/18          6,471
     6,070        Series 1993                                      5.25        7/01/23          5,334
               Watsonville Insured Hospital RB,
     5,000        Series 1995A (CRE)                               6.35        7/01/24          5,113
     1,515        Series 1996A (CRE)                               6.20        7/01/12          1,552

               Puerto Rico (5.6%)
               Electric Power Auth. RB,
    10,000        Series X                                         6.13        7/01/21         10,094
     2,200        Series X                                         5.50        7/01/25          2,045
    13,200     Highway and Transportation Auth. RB,
                  Series 1996Y                                     5.50        7/01/36         12,300
--------------------------------------------------------------------------------------------------------

               Total fixed rate instruments (cost: $417,394)                                  434,415
--------------------------------------------------------------------------------------------------------



                                                   Variable Rate Demand Notes (2.3%)

               California
     6,600     Fontana COP, Series 1991 (CRE)                      4.10        7/01/21          6,600
     1,400     Pollution Control Financing Auth. PCRB,
                  Series 1996F (CRE)                               3.75       11/01/26          1,400
               Statewide Communities Development Auth. COP,
       400        Series 1993                                      3.40        7/01/08            400
     1,600        Series 1996 (CRE)                                3.70        6/01/26          1,600
--------------------------------------------------------------------------------------------------------

               Total variable rate demand notes (cost: $10,000)                                10,000
--------------------------------------------------------------------------------------------------------

               Total investments (cost: $427,394)                                           $ 444,415
========================================================================================================


                                    Portfolio Summary By Industry
                                    -----------------------------
                          Hospitals                                     20.9 %
                          Electric Power                                17.7
                          Education                                      9.2
                          Toll Roads                                     9.2
                          Escrowed Securities                            8.2
                          Water Utilities                                8.0
                          Special Assessment/Tax/Fee                     6.7
                          Multi-Family Housing                           4.8
                          Single-Family Housing                          4.1
                          Sewer                                          3.6
                          Nursing Care                                   2.7
                          Retirement Homes                               2.0
                          Buildings                                      1.5
                          Healthcare - Miscellaneous                     1.2
                          Community Service                               .6
                          General Obligations                             .6
                                                                       -----
                          Total                                        101.0 %
                                                                       =====

California Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

March 31, 1997


  Principal                                                        Coupon       Final
   Amount                    Security                               Rate      Maturity         Value
   ------                    --------                               ----      --------         -----

                                                  Variable Rate Demand Notes (62.4%)

               California
  $  1,500     ABAG Finance Auth. COP (CRE)                        3.25 %       9/01/22     $   1,500
     2,850     Agoura Hills MFH RB, Series 1995 (CRE)              3.60         6/01/15         2,850
     5,100     Auburn Union School District COP,
                  Series 1993 (CRE)                                3.50        12/01/21         5,100
     4,000     Central Unified School District COP,
                  Series 1995 (CRE)                                3.65         6/01/15         4,000
     9,700     Corona MFH RB, Series 1985B (CRE)                   3.53         2/01/05         9,700 (b)
     5,180     Covina Redevelopment Agency MFH RB,
                  Series 1994A (CRE)                               3.65        12/01/15         5,180
     5,100     Economic Development Financing Auth. RB,
                  Series 1996 (CRE)                                3.40        11/15/26         5,100
     4,290     Educational Facilities Auth. RB,
                  Series 1997 (CRE)                                3.60         3/01/27         4,290
               Foothill/Eastern Transportation Corridor
                  Agency RB,
     2,200        Series 1995D (CRE)                               3.30         1/02/35         2,200
     5,900        Series 1995E (CRE)                               3.25         1/02/35         5,900
     4,470     Gardena Financing Agency RB,
                  Series 1991 (CRE)                                3.55         9/01/11         4,470
     3,545     Grand Terrace MFH RB, Series 1985A (CRE)            3.55        12/01/11         3,545
     1,210     Healdsburg Community Redevelopment
                  Agency RB, Series 1993A (CRE)                    3.55         1/01/98         1,210
     4,900     Huntington Beach MFH RB, Series 1985A (CRE)         4.00         2/01/10         4,900
    15,000     Kern Community College District COP,
                  Series 1995 (CRE)                                3.95         1/01/25        15,000
    10,700     Lancaster MFH RB, Series 1984A (CRE)                3.50        11/01/04        10,700 (b)
     2,115     Lemoore COP, Series 1995 (CRE)                      3.55        11/01/20         2,115
     7,000     Loma Linda Water RB, Series 1995 (CRE)              3.65         6/01/25         7,000
     3,000     Los Angeles Community Redevelopment Agency
                  MFH RB, Series 1985 (CRE)                        3.40        12/01/05         3,000
     1,950     Madera Public Financing Auth. RB,
                  Series 1993 (CRE)                                3.55        11/01/23         1,950
       400     Merced IDA RB, Series 1989 (CRE)                    3.50        12/01/97           400
     4,400     Monrovia Redevelopment Agency COP,
                  Series 1984 (CRE)                                3.65        12/01/14         4,400
               Orange County Apartment Development RB,
     8,100        Series 1984D (CRE)                               3.53         8/01/19         8,100
    14,450        Series 1992B (CRE)                               3.55        11/01/05        14,450
     2,645     Porterville Union High School District COP,
                  Series 1994 (CRE)                                3.50         5/01/19         2,645
     3,180     Riverside County Housing Auth. MFH RB,
                  Series 1986F (CRE)                               3.25        12/01/16         3,180
     2,750     Riverside MFH RB, Series 1985E (CRE)                3.55         5/01/05         2,750 (b)
     1,900     Roseville Finance Auth. RB, Series 1989A (CRE)      3.25        10/01/14         1,900
     3,100     Sacramento County MFH RB, Series 1985E (CRE)        3.45         9/15/07         3,100
     5,000     San Bernardino County COP, Series 1996 (CRE)        3.70        11/01/25         5,000
               San Bernardino County MFH RB,
     3,850        Series 1985A (CRE)                               3.55         6/01/05         3,850 (b)
     1,500        Series 1985B (CRE)                               3.53         6/01/05         1,500 (b)
     5,075     San Bernardino IDA RB, Series 1992 (CRE)            3.55         2/01/12         5,075
     8,300     San Diego MFH RB, Series 1993A (CRE)                3.55        12/01/15         8,300
     7,510     Statewide Communities Development Auth. RB,
                  Series 1995D (CRE)                               3.60        12/01/22         7,510
               Statewide Communities Development Auth. COP,
     2,200        Covenant Retirement Communities,
                  Series 1992 (CRE)                                3.35        12/01/22         2,200
     3,925        Institute for Defense Analysis,
                  Series 1992 (CRE)                                3.50        11/01/22         3,925
    10,100        Retired Officers Community, Series 1996 (CRE)    3.70         6/01/26        10,100
     4,900        St. Joseph Health System, Series 1993            3.40         7/01/08         4,900
    20,000     Torrance Hospital RB, Series 1992 (CRE)             3.40         2/01/22        20,000
--------------------------------------------------------------------------------------------------------

               Total variable rate demand notes (cost: $212,995)                              212,995
--------------------------------------------------------------------------------------------------------



                                                           Put Bonds (6.0%)

               California
               Pollution Control Financing Auth. PCRB,
     2,660        Series 1984                                      3.70         5/15/02         2,660
     5,260        Series 1984B                                     3.70         6/15/05         5,260
    12,700     Public Capital Improvement Finance Auth. RB,
                  Series 1988C (CRE)                               3.55         6/01/28        12,700
--------------------------------------------------------------------------------------------------------

               Total put bonds (cost: $20,620)                                                 20,620
--------------------------------------------------------------------------------------------------------



                                                    Fixed Rate Instruments (30.5%)

               California (29.5%)
     5,000     Contra Costa Community College District TRAN,
                  Series 1996                                      4.50         6/30/97         5,008
    11,150     East Bay Municipal Utility District CP              3.40         5/23/97        11,150
     6,500     GO RAN, Series 1996-97A                             4.50         6/30/97         6,513
     4,000     Hesperia Unified School District TRAN,
                  Series 1996                                      4.25         6/30/97         4,004
     2,050     Lafayette Elementary School District TRAN,
                  Series 1996                                      4.25        10/09/97         2,054
     8,500     Long Beach GO TRAN, Series 1996-97                  4.75        10/09/97         8,532
    10,000     Los Angeles County GO TRAN,
                  Series 1996A (CRE)                               4.50         6/30/97        10,016
     4,200     North County Schools Financing Auth. TRAN,
                  Series 1996                                      4.75         7/01/97         4,206
     3,000     Rialto Unified School District TRAN, Series 1996    4.50         7/11/97         3,005
               Riverside County Transportation Commission,
     2,000        CP Notes (CRE)                                   3.45         5/01/97         2,000
     2,250        CP Notes (CRE)                                   3.40         5/01/97         2,250
     5,050     Sacramento County GO TRAN, Series 1996              4.50         9/30/97         5,068
       500     Saddleback Valley Unified School District RB,
                  Series 1996A (CRE)                               4.60         9/01/97           502
     2,700     San Diego County Teeter Plan CP Notes,
                  Series 1996B (CRE)                               3.25         5/13/97         2,700
     6,500     San Jose Unified School District TRAN,
                  Series 1996                                      4.50         8/05/97         6,512
    14,775     San Ramon Valley Unified School District TRAN,
                  Series 1996-97                                   4.30 %      10/30/97        14,808
     7,530     Santa Cruz County Teeter Plan TRAN,
                  Series 1995-96 (CRE)                             4.50         6/26/97         7,539
     4,500     Yuba Community College District TRAN,
                  Series 1996-97                                   4.50        10/31/97         4,519

               Puerto Rico (1.0%)
     3,500     Government Development Bank CP                      3.30         4/03/97         3,500
-------------------------------------------------------------------------------------------------------

               Total fixed rate instruments (cost: $103,886)                                  103,886
-------------------------------------------------------------------------------------------------------

               Total investments (cost: $337,501)                                           $ 337,501
=======================================================================================================



                              Portfolio Summary By Industry
                              -----------------------------

                          Multi-Family Housing                          24.8 %
                          Education                                     20.2
                          General Obligations                            8.8
                          Hospitals                                      7.9
                          Retirement Homes                               5.3
                          Water Utilities                                5.3
                          Special Assessment/Tax/Fee                     4.6
                          Finance - Municipal                            4.5
                          Buildings                                      3.1
                          Hotel/Motel                                    2.8
                          Toll Roads                                     2.4
                          Oil - International                            2.3
                          Sales Tax Obligations                          1.3
                          Leisure Time                                   1.2
                          Specialized Services                           1.2
                          Bank Holding Companies - Other Major           1.0
                          Other                                          2.2
                                                                        ----
                          Total                                         98.9 %
                                                                        ====


Notes to Portfolios of Investments in Securities


March 31, 1997

General Notes
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations
         COP      Certificate of Participation
         CP       Commercial Paper
         CRE      Credit Enhanced
         GO       General Obligation
         IDA      Industrial Development Authority/Agency
         MFH      Multi-Family Housing
         PCRB     Pollution Control Revenue Bond
         RAN      Revenue Anticipation Note
         RB       Revenue Bond
         TRAN     Tax Revenue Anticipation Note

Specific Notes
(a)  Prerefunded to various dates prior to maturity at the call price.

(b) These securities were purchased within the terms of a private placement memorandum and are subject to a seven day demand feature. Under procedures adopted by the Board of Directors, the Manager has determined that these securities are liquid. At March 31, 1997, these securities represented 8.4% of the California Money Market Fund's net assets.

(c) At March 31, 1997, the cost of securities purchased on a delayed delivery basis for the California Bond Fund was $10,030,800.

(d) Zero Coupon security. Rate represents the effective yield at date of purchase.

See accompanying notes to financial statements.



Statements of Operations
(In Thousands)

Year ended March 31, 1997


                                                                                         California
                                                                        California      Money Market
                                                                         Bond Fund          Fund
                                                                         ---------          ----
Investment income:
   Interest income                                                      $  26,290         $  11,404
                                                                        ---------         ---------
   Expenses:
      Management fees                                                       1,367             1,005
      Transfer agent's fees                                                   233               201
      Custodian's fees                                                         90                99
      Postage                                                                  18                26
      Shareholder reporting fees                                               10                17
      Directors' fees                                                           4                 4
      Registration fees                                                         3                17
      Audit fees                                                               22                22
      Legal fees                                                                6                 6
      Other                                                                    16                13
                                                                        ---------         ---------
         Total expenses                                                     1,769             1,410
                                                                        ---------         ---------
            Net investment income                                          24,521             9,994
                                                                        ---------         ---------
Net realized and unrealized gain (loss) on investments:
      Net realized gain                                                     3,635                -
      Change in net unrealized appreciation/depreciation                     (890)               -
                                                                        ---------         ---------
            Net realized and unrealized gain                                2,745                -
                                                                        ---------         ---------
Increase in net assets resulting from operations                        $  27,266         $   9,994
                                                                        =========         =========



See accompanying notes to financial statements.



Statements of Changes in Net Assets
(In Thousands)

Years ended March 31,


                                                      California                     California
                                                       Bond Fund                  Money Market Fund
                                                       ---------                  -----------------
                                                  1997          1996            1997           1996
                                                  ----          ----            ----           ----
From operations:
   Net investment income                      $   24,521     $   22,825     $    9,994     $    9,711
   Net realized gain on investments                3,635          3,356             -             -
   Change in net unrealized appreciation/
      depreciation of investments                   (890)         8,681             -             -
                                              ----------     ----------     ----------     ----------
      Increase in net assets resulting from
         operations                               27,266         34,862          9,994          9,711
                                              ----------     ----------     ----------     ----------
Distributions to shareholders from:
   Net investment income                         (24,521)       (22,825)        (9,994)        (9,711)
                                              ----------     ----------     ----------     ----------
From capital share transactions:
   Proceeds from shares sold                      66,664         64,140        371,516        262,179
   Shares issued for dividends reinvested         16,992         16,097          9,315          8,964
   Cost of shares redeemed                       (55,350)       (55,971)      (336,052)      (241,558)
                                              ----------     ----------     ----------     ----------
      Increase in net assets from
         capital share transactions               28,306         24,266         44,779         29,585
                                              ----------     ----------     ----------     ----------
Net increase in net assets                        31,051         36,303         44,779         29,585
Net assets:
   Beginning of period                           409,180        372,877        296,349        266,764
                                              ----------     ----------     ----------     ----------
   End of period                              $  440,231     $  409,180     $  341,128     $  296,349
                                              ==========     ==========     ==========     ==========
Change in shares outstanding:
   Shares sold                                     6,327          6,158        371,516        262,179
   Shares issued for dividends reinvested          1,610          1,543          9,315          8,964
   Shares redeemed                                (5,255)        (5,376)      (336,052)      (241,558)
                                               ---------     ----------     ----------     ----------
      Increase in shares outstanding               2,682          2,325         44,779         29,585
                                               =========     ==========     ==========     ==========
Authorized shares of $.01 par value               50,000         50,000        425,000        425,000
                                               =========     ==========     ==========     ==========


See accompanying notes to financial statements.


Notes to Financial Statements


March 31, 1997

(1)    Summary of Significant Accounting Policies
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the California Bond Fund and California Money Market Fund (the Funds). The Funds have a common objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The California Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the California Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the California Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C.  Investments in securities - Security  transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in California municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)  Lines of Credit
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, each Fund may borrow up to a maximum of 15% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the year ended March 31, 1997.

(3)    Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at March 31, 1997.

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 1997, the California Bond Fund had capital loss carryovers for federal income tax purposes of approximately $4,011,000 which, if not offset by subsequent capital gains will expire in 2003. It is unlikely that the Board of Directors of the Company will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

The  Funds  completed  their  fiscal  year  on  March 31,  1997.   Federal  law
(Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividend distributions which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal and California state income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 1997.

(4)  Investment Transactions
Purchases  and   sales/maturities  of  securities,   excluding   short-term
securities, for the year ended March 31, 1997 for the California Bond Fund were $128,876,786 and $99,801,972, respectively. Purchases and sales/maturities of securities for the year ended March 31, 1997 for the California Money Market Fund were $1,056,319,237 and $1,011,645,900, respectively.

Gross unrealized appreciation and depreciation of investments at March 31, 1997 for the California Bond Fund was $18,242,839 and $1,221,587, respectively.

(5)  Transactions with Manager
A.  Management  fees  - The  investment  policies  of  the  Funds  and  the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over
$50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)  Transactions with Affiliates
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.


California Bond Fund

March 31, 1997


(7)  Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                                                            Year Ended March 31,
                                       --------------------------------------------------------------
                                       1997          1996          1995           1994           1993
                                       ----          ----          ----           ----           ----
Net asset value at
   beginning of period             $   10.43      $   10.10     $    10.03     $   10.75     $    10.25
Net investment income                    .61            .60            .59           .59            .62
Net realized and
   unrealized gain (loss)                .07            .33            .07          (.52)           .62
Distributions from net
   investment income                    (.61)          (.60)          (.59)         (.59)          (.62)
Distributions of realized
   capital gains                          -              -              -           (.20)          (.12)
                                   ---------      ---------     ----------     ---------     ----------
Net asset value at
   end of period                   $   10.50      $   10.43     $    10.10     $   10.03     $    10.75
                                   =========      =========     ==========     =========     ==========

Total return (%) *                      6.60           9.35           6.89           .31          12.56
Net assets at end
   of period (000)                 $ 440,231      $ 409,180     $  372,877     $ 382,766     $  386,933
Ratio of expenses to
   average net assets (%)                .41            .42            .44           .44            .46
Ratio of net investment
   income to average
   net assets (%)                       5.74           5.74           5.98          5.40           5.94
Portfolio turnover (%)                 23.72          23.09          28.86        102.85          86.53


*Assumes   reinvestment   of  all  dividend   income  and  capital   gains
  distributions during the period.


California Money Market Fund

March 31, 1997

(7)  Financial Highlights (continued)
     Per share operating performance for a share outstanding throughout each period is as follows:


                                                          Year Ended March 31,
                                     --------------------------------------------------------------
                                     1997          1996           1995          1994           1993
                                     ----          ----           ----          ----           ----

Net asset value at
   beginning of period             $    1.00     $     1.00     $     1.00     $    1.00     $     1.00
Net investment income                    .03            .04            .03           .02            .03
Distributions from net
   investment income                    (.03)          (.04)          (.03)         (.02)          (.03)
                                   ---------     ----------     ----------     ---------     ----------
Net asset value at
   end of period                   $    1.00     $     1.00     $     1.00     $    1.00     $     1.00
                                   =========     ==========     ==========     =========     ==========

Total return (%) *                      3.23           3.58           2.94          2.22           2.66
Net assets at end
   of period (000)                 $ 341,128     $  296,349     $  266,764     $ 247,303     $  219,097
Ratio of expenses to
   average net assets (%)                .45            .47            .47           .49            .50
Ratio of net investment
   income to average
   net assets (%)                       3.19           3.52           2.91          2.19           2.63



*Assumes reinvestment of all dividend income distributions during the period.